Supplement Dated March 1, 1997 to the Prospectus for
THE OLSTEIN FINANCIAL ALERT FUND

The following information amends and supplements the information set forth in the Prospectus dated November 18, 1996 for The
Olstein Financial Alert Fund:

Page 20 of the Prospectus is amended to include the following additional information regarding waivers of the contingent deferred sales charge ("CDSC"):

     Redemptions by clients of Olstein & Associates who maintain private brokerage accounts at the time of purchase will not be subject to the CDSC described in this Prospectus. In addition, purchases by participants in qualified retirement or profit-sharing plans (including 401(k) or 403(b) plans) for which the Fund is listed as an investment option, as well as purchases by certain banks or financial institutions through omnibus or collective accounts on behalf of their customers, shall not be subject to any CDSC.

Page 22 of the Prospectus is amended to include the following additional section:

     Systematic Withdrawal Plan. Shareholders who own shares with a value of $10,000 or more may participate in the Systematic Withdrawal Plan. Under the Plan, shareholders may automatically redeem a portion of their Fund shares monthly, bimonthly, quarterly, semiannually or annually.
     The minimum withdrawal available is $100. The redemption of Fund shares will be effected at their net asset value at the close of the NYSE on or about the 25th day of the month at the frequency selected by the shareholder. If you expect to purchase additional Fund shares, it may not be to your advantage to participate in the Systematic Withdrawal Plan because contemporary purchases and redemption may result in adverse tax consequences. For further details about this service, see the Application or call the transfer agent at
     (800) 799-2113.

a:ol-stkr